UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: April 4, 2005
(Date of earliest event reported)



                          GS MORTGAGE SECURITIES CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                    333-120274                 13-3387389
          --------                    ----------                 ----------
(STATE OR OTHER JURISDICTION         (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)


 85 BROAD STREET, NEW YORK, NEW YORK                              10004
 ------------------------------------                           ---------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                         (ZIP CODE)


Registrant's telephone number, including area code:  (212) 902-1000
                                                     --------------




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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.        OTHER EVENTS.

         On April 7, 2005, the Registrant will cause the issuance and sale of approximately $256,058,000 initial principal amount of GS Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2005-S1, (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of March 1, 2005, among GS Mortgage Securities Corp., as depositor, Wilshire Credit Corporation, as servicer, NC Capital Corporation, as responsible party and Deutsche Bank National Trust Company, as trustee.

         In connection with the sale of the Certificates by Goldman, Sachs & Co. (the "Underwriter"), the Registrant has been advised that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 333-120274, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter.

         THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the Loans underlying the Certificates (the "Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.


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Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

         (a)   FINANCIAL STATEMENTS.

                  Not applicable.

         (b)   PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)   EXHIBITS

                      ITEM 601(A) OF
                      REGULATION S-K
EXHIBIT NO.           EXHIBIT NO.                         DESCRIPTION
-----------           -----------                         -----------
     1                   99.1                Computational Materials prepared by
                                             the Underwriter in connection with
                                             certain classes of GSAMP Trust
                                             2005-S1, Mortgage Pass-Through
                                             Certificates, Series 2005-S1.

     2                   99.2                Computational Materials prepared by
                                             the Underwriter in connection with
                                             certain classes of GSAMP Trust
                                             2005-S1, Mortgage Pass-Through
                                             Certificates, Series 2005-S1.

     3                   99.3                Computational Materials prepared by
                                             the Underwriter in connection with
                                             certain classes of GSAMP Trust
                                             2005-S1, Mortgage Pass-Through
                                             Certificates, Series 2005-S1.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 GS MORTGAGE SECURITIES CORP.


                                                 By:      /s/ Michelle Gill
                                                          ----------------------
                                                 Name:    Michelle Gill
                                                 Title:   Vice President



Dated: April 4, 2005


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                                  EXHIBIT INDEX

               Item 601(a) of
Exhibit        Regulation S-K
Number          Exhibit No.                       Description
------          -----------                       -----------

  1                 99.1                     Computational Materials prepared by
                                             the Underwriter in connection with
                                             certain classes of GSAMP Trust
                                             2005-S1, Mortgage Pass-Through
                                             Certificates, Series 2005-S1.

  2                 99.2                     Computational Materials prepared by
                                             the Underwriter in connection with
                                             certain classes of GSAMP Trust
                                             2005-S1, Mortgage Pass-Through
                                             Certificates, Series 2005-S1.

  3                 99.3                     Computational Materials prepared by
                                             the Underwriter in connection with
                                             certain classes of GSAMP Trust
                                             2005-S1, Mortgage Pass-Through
                                             Certificates, Series 2005-S1.


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                                     EXHIBIT